2025 Third Quarter Earnings Conference Call October 28, 2025

Forward Looking Statements & Additional Disclosures Some statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions. With respect to any such forward-looking statements, Hope Bancorp claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. Hope Bancorp’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. With the consummation of the merger of Territorial Bancorp, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Hope Bancorp and Territorial Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; and deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected. Other risks and uncertainties include, but are not limited to: possible renewed deterioration in economic conditions in Hope Bancorp’s areas of operation or elsewhere; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying Hope Bancorp’s allowances for credit losses; potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations; the outcome of any legal proceedings that may be instituted against Hope Bancorp; the impact of U.S. global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; and risks from natural disasters. For additional information concerning these and other risk factors, see Hope Bancorp’s most recent Annual Report on Form 10-K. Hope Bancorp does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Strong Capital & Ample Liquidity • Total capital ratio was 13.83% at 9/30/25 • Tangible common equity (“TCE”) ratio(1) was 9.63% at 9/30/25 Deposits • Deposits of $15.8B at 9/30/25, -1% QoQ: decrease in brokered deposits partially offset by growth in customer deposits • Noninterest bearing demand deposits up 1% QoQ, represented 22% of total deposits at 9/30/25 • Cost of average total deposits down 8bps QoQ Loans • Gross loans of $14.6B at 9/30/25, up 1.2% QoQ (5% annualized), with growth across all major loan segments • Gross loan-to-deposit ratio of 92.3% at 9/30/25 • Average loan yield of 5.93% for 3Q25, up 5bps QoQ Asset Quality • Classified loans at 9/30/25 down 13% QoQ, represented 1.66% of total loans • Nonperforming assets (“NPA”) of $112MM at 9/30/25, represented 0.61% of total assets Earnings • 3Q25 net income: $30.8MM, or $0.24 per diluted common share • Net income excluding notable items(1): $31.6MM in 3Q25, or $0.25(1) per diluted common share, up 29% QoQ • 3Q25 highlights: net interest income growth of 8% QoQ, net interest margin expansion of +20bps QoQ, positive operating leverage, and lower credit management costs Q3 2025 Financial Overview Total Capital & TCE Ratio(1) at 9/30/25 13.83% / 9.63% NPA/Total Assets at 9/30/25 0.61% Gross Loans at 9/30/25 $14.6B Total Deposits at 9/30/25 $15.8B 3 3Q25 GAAP Net Income / EPS $30.8MM / $0.24 3Q25 Net Income / EPS, excluding notable items (1) $31.6MM / $0.25 (1) TCE ratio, net income excluding notable items and earnings per share (“EPS”) excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Strong Capital Ratios Common Equity Tier 1 Capital Ratio • Robust capital ratios: All capital ratios increased QoQ; strong and well above requirements for “well-capitalized” financial institutions • Pro forma capital strong: Adjustments for the allowance for credit losses (“ACL”) and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still result in strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, or $0.56 per share annualized. Equivalent to a dividend yield of 5.20% at 9/30/25 • Equity: Increased book value per common share to $17.60 & TCE per share(1) to $13.51 at 9/30/25, up compared with book value per share of $17.36 & TCE per share(1) of $13.26 at 6/30/25 Tangible Common Equity (“TCE”) Ratio(1) Total Capital Ratio Leverage Ratio Well Capitalized Reg. Minimum 6.50% Well Capitalized Reg. Minimum 10.00% Well Capitalized Reg. Minimum 5.00% 4 (1) TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. * Pro forma ratios at 9/30/25 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet ACL not already in capital; (b) treatment of held-to-maturity (“HTM”) securities as if they were available- for-sale (“AFS”), with unrealized losses in accumulated other comprehensive income (“AOCI”); and (c) removal of the AOCI opt-out in calculating regulatory capital.

Diverse & Granular Deposit Base Deposit Composition by Product Type Noninterest Bearing Demand Deposits 22% Money Market, Interest Bearing Demand & Savings Deposits 38% Time Deposits 40% $15.8B Total Deposits (at 9/30/25) • Total deposits of $15.8B at 9/30/25, down 1% QoQ: planned decrease in brokered deposit balances, partially offset by growth in customer deposit balances • Noninterest bearing demand deposits up 1% QoQ, represented 22% of total deposits at 9/30/25 Deposit Composition by Customer Type 51% 50% 51% 46% 45% 39% 40% 40% 47% 48% 3% 3% 2% 2% 3% 7% 7% 7% 5% 4% 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 Commercial Consumer Public & Other Brokered Change in deposit composition reflected Territorial Savings Bank acquisition 5

Well-Diversified Loan Portfolio Nonowner- Occupied CRE C&I Owner- Occupied CRE Residential Mortgage & Other Multifamily Residential $14.6B Gross Loans (at 9/30/25) $2.4B Avg Size: $0.4MM $4.5B Avg Size: $1.9MM $2.7B Avg Size: $2.3MM $3.7B Avg Size: $1.4MM $1.2B Avg Size: $2.4MM • Loan portfolio well-diversified across major loan types of nonowner- occupied CRE, C&I, owner-occupied CRE, residential mortgage, and multifamily residential loans • Gross loans totaled $14.6B at 9/30/25, up 1.2% QoQ or 5% annualized: well-diversified production, slower payoffs & paydowns in 3Q25 6 17% 8% 18% 26% 31% Held for Sale, 0.2% $33MM Avg Size: $1.2MM

Net Interest Income & Net Interest Margin 7 Net Interest Income & Net Interest Margin ($ Millions) $105 $102 $101 $118 $127 2.55% 2.50% 2.54% 2.69% 2.89% 3Q24 4Q24 1Q25 2Q25 3Q25 2.89% 2.69% Increase in loan yield +5bps 3Q25 NIM change: +20bps QoQ Net Interest Income Net Interest Margin (annualized) QoQ Change in Net Interest Margin 2Q25 3Q25 Change in balance sheet mix +4bps Decrease in funding costs +5bps Increase in securities & other earning assets yield • 3Q25 net interest income of $127MM, up 8% QoQ: average loan growth, improved earning asset yields, and lower cost of funds • 3Q25 average investment yield up 52bps QoQ to 3.77%. Executed repositioning of investment securities portfolio in June 2025 • 3Q25 net interest margin (“NIM”) of 2.89%, up 20bps QoQ, widest linked quarter expansion since 2012 +6bps

6.16% 5.95% 5.88% 5.88% 5.93% 5.43% 4.82% 4.50% 4.50% 4.46% 3Q24 4Q24 1Q25 2Q25 3Q25 Avg Loan Yield (annualized) Avg Fed Funds Rate $11.0 $11.0 $11.1 $12.6 $12.4 $3.7 $3.6 $3.4 $3.5 $3.5 3Q24 4Q24 1Q25 2Q25 3Q25 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 92% 93% 93% 90% 91% 3.44% 3.32% 3.18% 2.96% 2.88% 4.59% 4.38% 4.14% 3.77% 3.69% 5.43% 4.82% 4.50% 4.50% 4.46% 3Q24 4Q24 1Q25 2Q25 3Q25 Cost of Total Deposits (ann.) Cost of IB Deposits (ann.) Avg Fed Funds Rate Average Loans & Deposits, Yields & Rates Average Deposits Average Loans ($ Billions) ($ Billions) $13.6 $13.6 $13.5 $14.4 $14.5 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 3Q24 4Q24 1Q25 2Q25 3Q25 Avg Loan-to-Deposit Ratio Cost of Average Deposits Relative to Fed Funds Rate Average Loan Yield Relative to Fed Funds Rate $16.1 $14.5$14.6$14.7 $15.9 8

$ 2.7 $ 2.8 $ 2.9 $ 3.1 $ 3.2 $2.7 $3.1 $3.1 $4.0 $2.8 $6.4 $9.0 $9.7 $8.8 $9.4 3Q24 4Q24 1Q25 2Q25 3Q25 Service Fees on Deposit Accounts Net Gains on SBA Loan Sales Other Income & Fees $(23.0) Noninterest Income Noninterest Income (excluding notable items) (1) ($ Millions) $11.8 $14.9(2) $15.7 $15.9(3) • 3Q25 noninterest income totaled $15.4MM compared with $15.9MM, excluding notable items(3), for 2Q25 • Growth QoQ in deposit service fees, international service fees, loan- related fees, foreign exchange and wire fees • Sold $48MM of the guaranteed portion of SBA 7(a) loans during 3Q25 vs. $67MM in 2Q25. Recorded a net gain on sale of $2.8MM in 3Q25 compared to $4.0MM in 2Q25. 2Q25 gain on sale slightly elevated due to timing of sales that closed in March and April 2025 (1) Noninterest income excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation GAAP Noninterest Income $15.9 $15.4 (2) Notable items in 4Q24 included a net gain of $1.0MM related to the sale of the Company’s two branches in Virginia, which closed 10/1/24 (3) Notable items in 2Q25 included a net loss on sales of securities AFS of $38.9MM 9 GAAP Noninterest Income

Noninterest Expense & Efficiency



Noninterest Expense
(excluding notable items) (1)(2)
($ Millions)
GAAP Noninterest Expense
$81.3
$77.6
$83.9
$109.5
$96.9
$79.8
$77.0
$81.3
$92.2
$95.9
$23.3
$12.3
$44.2
$22.7
$12.3
$42.0
$19.9
$12.9
$48.5
$22.7
$16.7
$52.8
$23.9
$17.1
$54.9
3Q24
4Q24
1Q25
2Q25
3Q25
Salary & Employee Benefits
Occupancy & FF&E
Other Expenses



Efficiency Ratio
Reflects the close of the Territorial Savings Bank acquisition on April 2, 2025
115.8%
69.7%
65.7%
72.0%
68.2%
68.4%
65.8%
69.8%
69.1%
67.5%
3Q24
4Q24
1Q25
2Q25
3Q25
Efficiency Ratio (GAAP)
Efficiency Ratio (ex. notable items)(2)

- 3Q25 GAAP noninterest expense of $97MM, included $1MM of merger-related costs
- Excluding notable items(2), 3Q25 noninterest expense of $96MM, up QoQ primarily driven by higher compensation-related costs, reflecting sustained investment in talent to support growth

- 3Q25 revenue growth exceeded expense growth (excluding notable items(2)), generating positive operating leverage
- 3Q25 efficiency ratio, excluding notable items(2), improved to 67.5% from 69.1% in 2Q25

(1) The noninterest expense chart columns present noninterest expense excluding notable items

(2) Noninterest expense excluding notable items and efficiency ratio excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation

10

Asset Quality Metrics

Hope Bancorp

Allowance for Credit Losses & Coverage Ratio
($ Millions)



$153
1.13%
$151
1.11%
$147
1.11%
$150
1.04%
$153
1.05%
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
ACL
ACL Coverage Ratio

Criticized Loans Ratio



3.71%
3.30%
3.36%
2.87%
2.56%
3Q24
4Q24
1Q25
2Q25
3Q25
Total Criticized Loans as a % of Total Loans

Provision for Credit Losses[1] & Net Charge Offs
($ Millions)



GAAP Provision
$15
0.17%
0.38%
0.25%
0.33%
0.14%
$3
$6
$10
$13
$5
$8
$11
$12
$9
$5
3Q24
4Q24
1Q25
2Q25
3Q25
Provision for Credit Losses
NCO
NCO Ratio (ann.)

Nonperforming Assets Ratio



0.60%
0.53%
0.49%
0.61%
0.61%
3Q24
4Q24
1Q25
2Q25
3Q25
NPAs/Total Assets

- Improving asset quality metrics reflect prudent risk management
- Allowance for credit losses ("ACL") coverage ratio: 1.05% of loans receivable as of 9/30/25 vs. 1.04% as of 6/30/25
- Criticized loans of $373MM at 9/30/25, down $42MM, or 10%, QoQ. Decreases in both special mention and classified loans. C&I criticized loans decreased 17% QoQ
- Nonperforming assets ("NPA") of $112MM, or 0.61% of total assets at 9/30/25
- Net charge offs ("NCO"): $5MM in 3Q25, or 14bps of average loans, annualized. Net charge-offs down 57% QoQ
- 3Q25 provision for credit losses of $9MM, compared with $15MM for 2Q25, which included a merger-related provision of $4.5MM. QoQ decrease in provision for credit losses, excluding merger-related items[1], primarily driven by lower net charge-offs

(1) The provision for credit losses for each quarter is presented in the chart as GAAP reported, with the exception of 2Q25, which excludes notable items. Provision for credit losses excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation

11

Updated Management Financial Outlook for Full Year 2025 vs. 2024

Hope Bancorp

Metric	2024 ($ Millions)	Outlook for 2025[1]	Comments on Update
End-of-Period Loans *(including HFS)*	**$ 13,633**	***High single-digit % growth*** *(Unchanged)*	▪ 4Q25 loan growth driven by continued strengthening of production trends, gains in frontline productivity and impact from frontline hiring
Net Interest Income	**$ 428**	***~ 10% growth*** *(Updated)*	▪ Forward interest rate curve assumes two Fed Funds rate cuts: 25bps each in Oct. and Dec. 2025
Noninterest Income[2] *(excluding notable items)*	**$ 47**	***~ 30% growth*** *(Updated)*	▪ Continued positive momentum across broad base of fee income lines
Noninterest Expense[2] *(excluding notable items)*	**$ 318**	***~ 15% growth*** *(Updated)*	▪ Reflects investment in front line talent to support Company growth ▪ Expecting to generate sequential positive operating leverage in 4Q25
Memo: Effective Tax Rate[2] *(excluding notable items)*	▪ Anticipating 4Q25 effective tax rate of approximately 14%, excluding impact of notable items		

(1) The Financial Outlook for 2025 is presented as of October 28, 2025, reflects the Company's updated financial outlook for 2025 vs. actual results in 2024, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 2025 is dependent on macroeconomic factors, including, but not limited to, the impact of U.S. and global trade policies and tensions, changes to market interest rates, and reflects expectations as of the date of this presentation. The Financial Outlook for 2025 contains forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 2025. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

(2) Noninterest income excluding notable items, noninterest expense excluding notable items, and effective tax rate excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

12

Appendix 13

Summary Balance Sheet ($ in millions, except per share data) 9/30/25 6/30/25 QoQ % change 9/30/24 YoY % change Cash and due from banks $ 454.9 $ 689.7 (34)% $ 680.9 (33)% Investment securities 2,266.0 2,268.9 0% 2,177.3 4% Federal Home Loan Bank (“FHLB”) stock and other investments 106.4 106.8 0% 57.2 86% Gross loans 14,620.0 14,446.8 1% 13,643.7 7% Allowance for credit losses (152.5) (149.5) 2% (153.3) 0% Goodwill and intangible assets 524.5 525.4 0% 467.2 12% Other assets 688.4 658.9 4% 481.2 43% Total assets $ 18,507.7 $ 18,547.0 0% $ 17,354.2 7% Deposits $ 15,831.3 $ 15,943.4 (1)% $ 14,729.5 7% Borrowings & other debt 135.5 140.0 (3)% 209.2 (35)% Other liabilities 285.0 239.5 19% 245.7 16% Total liabilities $ 16,251.8 $ 16,322.9 0% $ 15,184.4 7% Total stockholders’ equity $ 2,255.9 $ 2,224.1 1% $ 2,169.8 4% Book value per share $ 17.60 $ 17.36 1% $ 17.97 (2)% Tangible common equity (“TCE”) per share(1) $ 13.51 $ 13.26 2% $ 14.10 (4)% TCE ratio(1) 9.63% 9.43% 10.08% Loan-to-deposit ratio 92.3% 90.6% 92.6% (1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 14

Summary Income Statement ($ in thousands, except share and per share data) 3Q25 2Q25 QoQ % change 3Q24 YoY % change Net interest income before provision for credit losses $ 126,642 $ 117,533 8% $ 104,809 21% Provision for credit losses 8,710 15,000 (42)% 3,280 166% Provision for credit losses excluding notable items(1) 8,710 10,539 (17)% 3,280 166% Net interest income after provision for credit losses 117,932 102,533 15% 101,529 16% Noninterest income (loss) 15,385 (22,956) N/A 11,839 30% Noninterest income excluding notable items(1) 15,385 15,900 (3)% 11,839 30% Noninterest expense 96,861 109,473 (12)% 81,268 19% Noninterest expense excluding notable items(1) 95,903 92,192 4% 79,835 20% Income (loss) before income taxes 36,456 (29,896) N/A 32,100 14% Income tax provision (benefit) 5,613 (2,015) N/A 7,941 (29)% Net income (loss) $ 30,843 $ (27,881) N/A $ 24,159 28% Net income excluding notable items(1) $ 31,593 $ 24,531 29% $ 25,171 26% Earnings (Loss) Per Common Share (“EPS”) – Diluted $ 0.24 $ (0.22) $ 0.20 EPS excluding notable items(1) – Diluted $ 0.25 $ 0.19 $ 0.21 Weighted Average Shares Outstanding – Diluted 128,593,874 128,223,991 121,159,977 (1) Provision for credit losses excluding notable items, noninterest income excluding notable items, noninterest expense excluding notable items, net income excluding notable items, and diluted EPS excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. 15

Appendix: Non-GAAP Financial Measures Reconciliation

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Tangible Common Equity (TCE)

($ in thousands, except share and per share info)	9/30/25	6/30/25	9/30/24
Total stockholders' equity	$ 2,255,896	$ 2,224,117	$ 2,169,785
Goodwill and core deposit intangible assets, net	(524,503)	(525,428)	(467,182)
TCE	**$ 1,731,393**	**$ 1,698,689**	**$ 1,702,603**
Total assets	**$ 18,507,735**	**$ 18,547,017**	**$ 17,354,189**
Goodwill and core deposit intangible assets, net	(524,503)	(525,428)	(467,182)
Tangible assets	**$ 17,983,232**	**$ 18,021,589**	**$ 16,887,007**
TCE ratio	**9.63%**	**9.43%**	**10.08%**
Common shares outstanding	**128,185,271**	**128,124,458**	**120,737,908**
TCE per share	**$ 13.51**	**$ 13.26**	**$ 14.10**

Pre-provision Net Revenue (PPNR) Excluding Notable Items

($ in thousands)	3Q25	2Q25	3Q24
Net interest income before provision	$ 126,642	$ 117,533	$ 104,809
Noninterest income	15,385	(22,956)	11,839
Revenue	142,027	94,577	116,648
Less: noninterest expense	96,861	109,473	81,268
PPNR	**$ 45,166**	**$ (14,896)**	**$ 35,380**
Notable items:			
Loss on investment portfolio repositioning	—	38,856	—
Merger and restructuring related costs	958	17,281	1,433
Total notable items included in PPNR	958	56,137	1,433
PPNR, excluding notable items	**$ 46,124**	**$ 41,241**	**$ 36,813**

Profitability & Ratios Excluding Notable Items

($ in thousands, except share and per share info)	3Q25	2Q25	3Q24
Net income (loss)	**$ 30,843**	**$ (27,881)**	**$ 24,159**
Notable items:			
Merger-related provision for credit losses	—	4,461	—
Loss on investment portfolio repositioning	—	38,856	—
Merger and restructuring-related costs	958	17,281	1,433
Total notable items included in pre-tax income	**958**	**60,598**	**1,433**
Tax effect on notable items in pre-tax income	(208)	(13,064)	(421)
Notable impact from CA state tax apportionment law change	—	4,878	—
Total notable items, net of tax	750	52,412	1,012
Net income excluding notable items	**$ 31,593**	**$ 24,531**	**$ 25,171**
Diluted common shares	128,593,874	128,223,991	121,159,977
EPS excluding notable items	**$ 0.25**	**$ 0.19**	**$ 0.21**
Average assets	$ 18,545,851	18,724,864	$ 17,369,169
ROA excluding notable items (annualized)	**0.68%**	**0.52%**	**0.58%**
Average Equity	$ 2,234,244	2,220,633	$ 2,139,861
ROE excluding notable items (annualized)	**5.66%**	**4.42%**	**4.71%**
Average TCE	$ 1,709,222	$ 1,695,585	$ 1,672,442
ROTCE excluding notable items (annualized)	**7.39%**	**5.79%**	**6.02%**

16

Appendix: Non-GAAP Financial Measures Reconciliation *(cont'd)*

Hope Bancorp

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Efficiency Ratio Excluding Notable Items

($ in thousands)		3Q25		2Q25		3Q24
Noninterest expense	$	96,861	$	109,473	$	81,268
Notable items:						
Merger and restructuring-related costs		(958)		(17,281)		(1,433)
Noninterest expense excluding notable items	$	95,903	$	92,192	$	79,835
Revenue	$	142,027	$	94,577	$	116,648
Loss on investment portfolio repositioning		—		38,856		—
Revenue excluding notable items	$	142,027	$	133,433	$	116,648
Efficiency ratio excluding notable items		67.52%		69.09%		68.44%

Effective Tax Rate Excluding Notable Items

($ in thousands)		3Q25		2Q25		3Q24
Income (loss) before income taxes	$	36,456	$	(29,896)	$	32,100
Notable items before tax effect		958		60,598		1,433
Income before tax excluding notable items	$	37,414	$	30,702	$	33,533
GAAP income tax provision (benefit)	$	5,613	$	(2,015)	$	7,941
Tax effect on notable items in pre-tax income		208		13,064		421
Notable impact from California state tax apportionment law change		—		(4,878)		—
Income tax provision excluding notable items	$	5,821	$	6,171	$	8,362
Effective tax rate excluding notable items		15.56%		20.10%		24.94%

Noninterest Income Excluding Notable Items

($ in thousands)		3Q25		2Q25		3Q24
Noninterest income (loss)	$	15,385	$	(22,956)	$	11,839
Loss on investment portfolio repositioning		—		38,856		—
Noninterest income excluding notable items	$	15,385	$	15,900	$	11,839

Provision for Credit Losses Excluding Notable Items

($ in thousands)		3Q25		2Q25		3Q24
Provision for credit losses	$	8,710	$	15,000	$	3,280
Notable merger-related provision for credit losses		—		(4,461)		—
Provision for credit losses excluding notable items	$	8,710	$	10,539	$	3,280

17

Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%: 58% 50% - 55%: 12% > 55% - 60%: 9% > 60% - 65%: 7% > 65% - 70% > 70%: 8%$8.4B CRE Portfolio (at 9/30/25) 47% Weighted Avg LTV(1) (1) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property- specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot • Total CRE loans of $8.4B at 9/30/25. Portfolio consists of $4.5B of nonowner-occupied CRE, $2.7B of owner-occupied CRE, and $1.2B of multifamily residential loans • CRE office: represented approximately 2% of total loans at 9/30/25 with no central business district exposure $8.4B CRE Portfolio (at 9/30/25) 6% As a % of Total Loans: Avg Loan Size: Weighted Avg LTV(1): 11% Multi-tenant Retail $1,613MM $2.5MM 41.3% 9% Industrial & Warehouse $1,286MM $2.6MM 41.3% 8% Multifamily $1,220MM $2.4MM 59.3% 8% Gas Station & Car Wash $1,116MM $1.9MM 49.7% 5% Hotel/Motel $771MM $2.2MM 40.5% 5% Mixed Use $665MM $1.8MM 49.0% 4% Single-tenant Retail $629MM $1.4MM 45.9% 2% Office $331MM $1.9MM 55.5% 6% All Other $788MM $1.6MM 41.6% 18

Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 9/30/25)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV[1]
> $30MM	$ 323	8	$ 40.4	62.7%
$20MM - $30MM	596	25	23.8	49.8%
$10MM - $20MM	1,226	90	13.6	51.2%
$5MM - $10MM	1,681	243	6.9	48.6%
$2MM - $5MM	2,339	748	3.1	46.0%
< $2MM	2,254	2,975	0.8	39.7%
Total CRE Portfolio	**$ 8,419**	**4,089**	**$ 2.1**	**46.5%**

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees

(1) **Weighted average LTV:** Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot

9/30/2025
CRE Portfolio by Geographic Submarket
($ Millions)



$8.4B
CRE Portfolio
(at 9/30/25)
LA Fashion District
$179
Gateway Cities
$604
San Gabriel Valley
$220
South Bay
$237
LA Koreatown
$490
Other LA County (No exposure to downtown LA commercial business district)
$1,339
Orange County
$555
San Bernardino County
$285
Riverside County
$233
Other SoCal
$425
San Francisco, $46
Greater SF Bay Area
$236
Other NorCal
$382
Manhattan
$146
Queens County
$402
Kings County
$199
Other New York
$295
New Jersey
$368
Texas
$601
Washington
$169
Arizona
$129
Illinois
$117
Georgia
$126
Nevada
$117
Other States
$519
SoCal
NorCal
NY/NJ
Texas
Washington
Arizona
Illinois
Georgia
Nevada
Other

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